UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 2, 2020

MS YOUNG ADVENTURE ENTERPRISE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55738	81-4679061
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

717 Fulin Hotel 1805 Heping Rd Luohu Shenzhen China	518000
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(778) 888-2886

n/a

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock	MSYN	n/a

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Change in Registrant’s Certifying Accountant

(i) On July 2, 2020, the Company dismissed ZH CPA, LLC (“ZH”), the independent registered public accounting firm of MS Young Adventure Enterprise, Inc. (the “Company”), effective on that date. As a result, the Company’s Board of Directors engaged BFBorgers CPA PC (“BFB”) to serve as the Company’s independent registered public accounting firm effective July 2, 2020.

(ii) The report of ZH on the financial statements of the Company as of and for the fiscal year ended December 31, 2019 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii) During the Company’s fiscal year ended December 31, 2019 and the subsequent interim periods from January 1, 2020 to the date of this report, and in connection with the audit of the Company’s financial statements for such periods, there were no disagreements between the Company and ZH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of ZH, would have caused ZH to make reference to the subject matter of such disagreements in connection with its audit reports on the Company’s financial statements.

(iv) ZH’s audit opinion letter for the periods ended December 31, 2019 and 2018 included the following statements:

“Going Concern Matter

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations that raises substantial doubt about its ability to continue as a going concern.”

Restatement of Previously Issued Financial Statements

As discussed in Note 9 to the financial statements, the Company has restated its financial statements of December 31, 2018 to correct a misstatement.

(v) During the Company’s fiscal year ended December 31, 2019 and the subsequent interim period from January 1, 2020 to the date of this report, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

(vi) During the Company’s fiscal year ended December 31, 2019 and the subsequent interim period from January 1, 2020 to the date of this report, the Company did not consult with BFB regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

(viii) The Company has provided ZH with a copy of the disclosures in this report and has requested that ZH furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not ZH agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit 16.1 to this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

16.1	Letter to Securities and Exchange Commission from ZH CPA LLC dated July 2, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MS YOUNG ADVENTURE ENTERPRISE, INC.

DATE: July 2, 2020

By:	/s/ Chunxia Wang
Chunxia Wang
CEO, President and Secretary

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